Interest Expense	6 Months Ended
Jun. 30, 2026
Other Income and Expenses [Abstract]
Interest Expense
Note 7 - Interest Expense
Interest expense consists of the following:

	For the three months ended		For the six months ended
(In $ millions)	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Loss on debt extinguishment (1)	(176.3)	—	(176.3)	—
Debt interest expense	(57.0)	(53.0)	(115.2)	(106.9)
Amortization of deferred finance charges	(2.4)	(3.2)	(6.4)	(6.4)
Amortization of debt discount	(1.1)	(1.7)	(2.8)	(3.4)
Amortization of debt premium	0.4	0.7	1.1	1.4
Total	(236.4)	(57.2)	(299.6)	(115.3)
(1) Loss on debt extinguishment for the three and six months ended June 30, 2026 relates to the $142.0 million loss associated with the repayment of the Senior Secured Notes due 2028 and 2030, $34.0 million associated with the repurchase of $195.2 million of the $250 million Unsecured Convertible Bonds due 2028 and $0.3 million associated with the extinguishment of the $34.0 million Senior Revolving Credit Facility.